                                                                   Exhibit 4.4.4

                              FOURTH AMENDMENT

     THIS FOURTH AMENDMENT (this "AMENDMENT") is entered into as of July 28, 2000, between SYGNET WIRELESS, INC. (successor by merger to Dobson/Sygnet Operating Company), an Ohio corporation ("BORROWER"), the Required Lenders under the Credit Agreement (hereinafter defined), BANK OF AMERICA, N.A. (successor to NationsBank, N.A.), in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("ADMINISTRATIVE AGENT"), and Guarantors under the Credit Agreement. Reference is made to that certain Credit Agreement, dated as of December 23, 1998 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, Administrative Agent, Lehman Commercial Paper Inc. and PNC Bank, National Association, as Co-Syndication Agents, Toronto Dominion (Texas), Inc. and First Union National Bank, as Co-Documentation Agents, and the Lenders party thereto.

     Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. Unless otherwise indicated, all Paragraph references herein are to Paragraphs in this Amendment, and all Section references herein are to Sections in the Credit Agreement.

                                    RECITALS

     A. Borrower has requested that Required Lenders agree to make certain amendments to the Credit Agreement, including without limitation, changes to certain financial covenants.

     B. Required Lenders are willing to amend the Credit Agreement to make the requested changes, but only upon the conditions, among other things, that Borrower, each Guarantor under the Credit Agreement, and Required Lenders shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

PARAGRAPH 1. AMENDMENTS.

     1.1 DEFINITIONS.

     (a) The definition of "Applicable Margin" is amended by deleting CLAUSE
(i) in the paragraph following CLAUSE (c) thereof in its entirety and substituting the following therefor:

         "(i) Until the second Business Day after the initial Financial Statements and Compliance Certificate for the fiscal quarter ending December 31, 1998, shall have been delivered hereunder, the Applicable Margin for Base Rate Borrowings and Eurodollar Rate Borrowings under the Revolver Facility, Term Loan A, and Term Loan B shall be determined by reference to a Compliance Certificate delivered by Borrower on the Closing Date. From July 1, 2000, until the second Business Day after the Financial Statements and Compliance Certificate for the fiscal quarter ending December 31, 2000, shall have been delivered hereunder, the Applicable Margin for Base Rate Borrowings and Eurodollar Rate Borrowings under the Revolver Facility, Term Loan A, and Term Loan B shall be the highest Applicable Margin for the relevant Type of Borrowing for the relevant Facility. With respect to any adjustments in the Applicable Margin as a result of changes in the Leverage Ratio, such adjustment shall be effective

                                                                FOURTH AMENDMENT
          commencing on the second Business Day after the delivery of Financial Statements (and the related Compliance Certificate) pursuant to SECTIONS 9.3(a) and 9.3(b) or the most recent Permitted Acquisition Compliance Certificate for a Permitted Acquisition, as the case may be; and"

     (b) the definition of "Interest Expense" is amended by (i) deleting the words "and payable in cash during such period" from the first sentence thereof and (ii) deleting the second and third sentences thereof in the entirety and substituting therefor the following sentences:

          "With respect to the calculation of Interest Expense for Borrower and the Companies, unless otherwise specified, Interest Expense shall include (without duplication) the aggregate amount of interest on the Senior Reserve Notes (whether accrued or actually paid in cash). With respect to the calculation of Interest Expense for Borrower and the Companies or Parent, Interest Expense shall expressly exclude any interest paid on the Senior Reserve Notes from the proceeds of the Pledged Government Securities securing such Senior Reserve Notes."

     (c) The definition of "Pro Forma Interest Expense" is amended by deleting the lead-in paragraph in its entirety and substituting therefor the following paragraph:

          "PRO FORMA INTEREST EXPENSE means, at any date of determination with respect to the most recently ended Rolling Period (the "SUBJECT PERIOD"), calculated for the Companies on a consolidated basis, the sum of (i) on and after January 1, 2002, the aggregate amount of interest on the Senior Reserve Notes (whether accrued or actually paid in cash), plus (ii) the sum of the results of the following calculation made separately with respect to each Borrowing and each other loan or other evidence of Debt of any Company (each a "SUBJECT LOAN" for the purposes hereof):"


     (d) The following definitions of "Fourth Amendment," "Fourth Amendment Date," "July Equity Issuance," "July Equity Proceeds," and "Maximum Equity" shall be alphabetically inserted in SECTION 1.1 to read, as follows:

          "FOURTH AMENDMENT means that certain Fourth Amendment dated as of July 28, 2000, among Borrower, Guarantors, and Required Lenders."

          "FOURTH AMENDMENT DATE means the date upon which the Fourth Amendment becomes effective in accordance with the terms of such Fourth Amendment."

          "JULY EQUITY ISSUANCE means the Equity Issuance of common stock by Borrower to Parent which shall occur on a date not later than the Fourth Amendment Date yielding Net Cash Proceeds to Borrower of not less than $25,000,000."

          "JULY EQUITY PROCEEDS means the Net Cash Proceeds from the July Equity Issuance received by Borrower and used to prepay the Obligation in accordance with SECTION 2.7(b)(iii)."

          "MAXIMUM EQUITY means:

                                       2
                                                                FOURTH AMENDMENT

          (a) with respect to the calculation of the Pro Forma Debt Service Coverage Ratio set forth in SECTION 9.30(b), the amount set forth below which corresponds to the applicable fiscal quarter:



          QUARTER ENDING                              MAXIMUM EQUITY
-------------------------------------    --------------------------------------
          September 30, 2001                            $2,000,000

          December 31, 2001                             $6,000,000

            March 31, 2002                              $7,000,000

            June 30, 2002                               $8,000,000

         September 30, 2002                             $6,500,000

      December 31, 2002, March                          $7,000,000
      31, 2003, June 30, 2003,
      September 30, 2003 and
        December 31, 2003

      March 31, 2004, June 30,                         $20,000,000
      2004, September 30, 2004,
       and December 31, 2004

          and

          (b) with respect to the calculation of the Fixed Charge Coverage Ratio set forth in SECTION 9.30(d), the amount set forth below which corresponds to the applicable fiscal quarter:



          QUARTER ENDING                              MAXIMUM EQUITY
-------------------------------------    --------------------------------------
          September 30, 2002                            $2,000,000

          December 31, 2002                             $5,000,000

     March 31, 2003, June 30,                          $14,000,000
     2003, September 30, 2003,
      and December 31, 2003

     March 31, 2004, June 30,                           $4,000,000
     2004, September 30, 2004,
      and December 31, 2004


     March 31, 2005, June 30,                          $17,500,000
     2005, September 30, 2005,
      and December 31, 2005

     1.2 OPTIONAL PREPAYMENTS.

     (a) CLAUSE (ii) in the proviso of SECTION 2.7(a)(i) is amended by deleting such clause in its entirety and substituting the following therefor:

          "(ii) each such partial prepayment must be in a minimum amount of at least $3,000,000 (other than prepayment of Swing Line Borrowings which may be in integral multiples of $250,000 and prepayments made concurrently with mandatory prepayments made pursuant to SECTION 2.7(b) and (c)) or a greater integral multiple of $2,000,000 thereof;"

                                                                FOURTH AMENDMENT

     (b) CLAUSE (ii) in the proviso of SECTION 2.7(a)(ii) is amended by deleting such clause in its entirety and substituting the following therefor:

          "(ii) each such partial prepayment must be in a minimum amount of at least $5,000,000 (other than prepayments made concurrently with mandatory prepayments made pursuant to
          SECTION 2.7(b) and (c)) or a greater integral multiple of $1,000,000 thereof;"

     1.3  FINANCIAL COVENANTS.

     (a) The Leverage Ratio covenant set forth in SECTION 9.30(a) is amended by substituting the following table for the table set forth at the end of such
Section:

                PERIOD                                     RATIO
-------------------------------------      ------------------------------------
On and after the Closing Date to and                    7.60 to 1
     including June 30, 1999

On and after July 1, 1999, to and                       7.25 to 1
     including December 31, 1999

On and after January 1, 2000, to and                    6.75 to 1
     including June 29, 2000

On and after June 30, 2000, to and                      6.50 to 1
     including December 30, 2000

On and after December 31, 2000, to                      6.10 to 1
   and including March 30, 2001

On and after March 31, 2001, to and                     5.60 to 1
    including June 29, 2001

On and after June 30, 2001, to and                      5.35 to 1
    including September 29, 2001

On and after September 30, 2001, to                     5.00 to 1
  and including December 30, 2001

On and after December 31, 2001, to                      4.75 to 1
  and including March 30, 2002

On and after March 31, 2002, to and                     4.50 to 1
   including September 29, 2002

On and after September 30, 2002, to                     4.00 to 1
     and including June 29, 2003

     On and after June 30, 2003                         3.50 to 1



(b) SECTION 9.30(b) is deleted in its entirety and the following provision is substituted therefor:

          "(b) Pro Forma Debt Service Coverage. Borrower shall never permit the ratio of the Operating Cash Flow for the Companies to the Pro Forma Debt Service as of the last day of any fiscal quarter to be less than or equal




                                       4
                                                                FOURTH AMENDMENT
          to the ratio shown in the table below which corresponds to the applicable fiscal quarter:



          FISCAL QUARTER(S)                      PRO FORMA DEBT SERVICE
              ENDING                                 COVERAGE RATIO
-------------------------------------    --------------------------------------
      December 31, 1998, March                         1.10 to 1
      31, 1999, June 30, 1999,
        September 30, 1999,
      December 31, 1999, and
          March 31, 2000

          June 30, 2000                                1.25 to 1

       September 30, 2000                              1.15 to 1

       December 31, 2000                               1.30 to 1

        March 31, 2001                                 1.20 to 1

  June 30, 2001, and thereafter                        1.05 to 1

          ; provided that, solely for purposes of calculating the numerator of the Pro Forma Debt Service Coverage Ratio, the Operating Cash Flow for the Companies may be increased by an amount equal to (i) 100% of the July Equity Proceeds for the fiscal quarter ending June 30, 2000, (ii) 75% of the July Equity Proceeds for the fiscal quarter ending September 30, 2000, (iii) 50% of the July Equity Proceeds for the fiscal quarter ending December 31, 2000; (iv) 25% of the July
          Equity Proceeds for the fiscal quarter ending March 31, 2001, and (v) in any fiscal quarter occurring from July 1, 2001, through and including December 31, 2004, in which any Equity Issuance is consummated (each an "EQUITY ISSUANCE QUARTER"), 100% of the aggregate Net Cash Proceeds of any Equity Issuance during such Equity Issuance Quarter, so long as such Net Cash Proceeds were used to prepay the Obligation pursuant to SECTION 2.7(b)(iii); provided further that (x) the adjustments in CLAUSE (v) may be continued in each of the three fiscal quarters immediately following any Equity Issuance Quarter (each a "CARRY-FORWARD QUARTER"), but the amount of such Equity Issuance Net Cash Proceeds adjustment shall be reduced by 25% in the first Carry-Forward Quarter, 50% in the second Carry-Forward Quarter, and 75% in the third Carry-Forward Quarter, and (y) notwithstanding anything herein to the contrary, in any fiscal quarter the aggregate increase in Operating Cash Flow made pursuant to CLAUSES (v) AND (x) preceding shall not exceed the Maximum Equity for such fiscal quarter."

(c) SECTION 9.30(c) is deleted in its entirety and the following provision is substituted therefor:

          "(c) Interest Coverage. Borrower shall never permit the ratio (determined, on March 31, 1999, for the fiscal quarter period then-ending; on June 30, 1999, for the two-fiscal quarter period then-ending; on September 30, 1999, for the three-fiscal quarter period then-ending; and thereafter, on a quarterly basis for the Rolling Period then-ending) of (i) its Operating Cash Flow to (ii) its Interest Expense, to be less than the ratio

                                       5
                                                                FOURTH AMENDMENT
          shown in the table below which corresponds to the applicable period of determination:

                                                       INTEREST
                PERIOD                              COVERAGE RATIO
-------------------------------------    --------------------------------------
    On and after January 1, 1999,                      1.25 to 1
   to and including December 31,
               1999

   On and after January 1, 2000,                       1.50 to 1
  to and including June 29, 2000

   On and after June 30, 2000, to                      1.35 to 1
     and including September 29,
               2000

    On and after September 30,                         1.45 to 1
     2000, to and including
       December 30, 2000

   On and after December 31,                           1.50 to 1
  2000, to and including March
            30, 2001

   On and after March 31, 2001,                        1.75 to 1
  to and including June 29, 2002

  On and after June 30, 2002, to                       1.60 to 1
   and including September 29,
             2002

    On and after September 30,                         1.50 to 1
     2002, to and including
       December 30, 2002

   On and after December 31,                           1.40 to 1
   2002, to and including June
          29, 2003

  On and after June 30, 2003, to                       1.60 to 1
    and including September 29,
              2003

   On and after September 20,                          1.75 to 1
             2003



(d) SECTION 9.30(D) is deleted in its entirety and the following provision is substituted therefor:

          "(d) Fixed Charge Coverage Ratio. For the periods on and after the Closing Date through March 31, 2000, and on and after December 31, 2001, Borrower shall never permit its Fixed Charge Coverage Ratio as of the last day of any fiscal quarter to be less than or equal to 1.00 to 1.0; provided that, solely for purposes of calculating the numerator of the Fixed

                                                                FOURTH AMENDMENT

          Charge Coverage Ratio, in any fiscal quarter occurring from July 1, 2002, through and including December 31, 2005, in which any Equity Issuance is consummated (each an "EQUITY ISSUANCE QUARTER"), the Operating Cash Flow for the Companies may be increased by an amount equal to, 100% of the aggregate Net Cash Proceeds of any Equity Issuance during such Equity Issuance Quarter, so long as such Net Cash Proceeds were used to prepay the Obligation pursuant to
          SECTION 2.7(B)(III); provided further that (x) the adjustments herein may be continued in each of the three fiscal quarters immediately following any Equity Issuance Quarter (each a "CARRY-FORWARD QUARTER"), but the amount of such Equity Issuance Net Cash Proceeds adjustment shall be reduced by 25% in the first Carry-Forward Quarter, 50% in the second Carry-Forward Quarter, and 75% in the third Carry-Forward Quarter, and (y) notwithstanding anything herein to the contrary, in any fiscal quarter the aggregate increase in Operating Cash Flow made pursuant hereto shall not exceed the Maximum Equity for such fiscal quarter."

     (e) The Consolidated Leverage Ratio covenant set forth in SECTION 9.30(E) is amended by substituting the following table for the table set forth at the end of such Section:


                PERIOD                                     RATIO
-------------------------------------      -----------------------------------
 On and after the March 31, 2002, to                   7.25 to 1
    and including June 29, 2002

 On and after June 30, 2002, to and                    7.00 to 1
    including September 29, 2002

 On and after September 30, 2002, to                   6.60 to 1
  and including December 30, 2002

 On and December 31, 2002, to and                      6.35 to 1
    including March 30, 2003

On and after March 31, 2003, to and                    6.00 to 1
    including June 29, 2003

 On and after June 30, 2003, to and                    5.50 to 1
  including December 30, 2003

 On and after December 31, 2003, to                    5.00 to 1
  and including September 29, 2004

 On and after September 30, 2004, to                   4.75 to 1
  and including December 30, 2004

  On and after December 31, 2004                       4.25 to 1

(f)       A new SECTION 9.30(G) is added as follows:

          "(g) Capital Expenditures.    Borrower shall not permit the
          aggregate amount of Capital Expenditures during the calendar year 2000 to exceed $40,000,000."



                                       7
                                                                FOURTH AMENDMENT

     1.4 EXHIBIT E-1. Annex B to the Form of Certificate set forth on Exhibit E-1 to the Credit Agreement, is deleted in its entirety and the document labeled Revised Annex B to Compliance Certificate attached hereto shall be substituted therefor.

PARAGRAPH 2. AMENDMENT FEES. On the Effective Date, Borrower shall pay (a) to Administrative Agent (for the ratable benefit of the Revolver Lenders consenting to this Amendment on or prior to the Effective Date, the "CONSENTING REVOLVER LENDERS"), an amendment fee in an amount equal to 0.25% of the aggregate Committed Sums under the Revolver Facility of each Consenting Revolver Lender as of the Effective Date but prior to the prepayment from the Net Cash Proceeds of the July Equity Issuance and (b) to Administrative Agent (for the ratable benefit of the Term Loan A Lenders, the Term Loan B Lenders, and the Term Loan C Lenders consenting to this Amendment on or prior to the Effective Date, the "CONSENTING TERM LOAN LENDERS"), an amendment fee in an amount equal to 0.25% of the aggregate Term Loan A Principal Debt, Term Loan B Principal Debt, or Term Loan C Principal Debt owed to the Consenting Term Loan Lenders as of the Effective Date but prior to the prepayment from the Net Cash Proceeds of the July Equity Issuance. The failure of Borrower to comply with the provisions of this PARAGRAPH 2 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Papers.

PARAGRAPH 3. CONDITIONS. Notwithstanding any contrary provision, this Amendment is not effective until the date upon which (a) the representations and warranties in this Amendment are true and correct; (b) Administrative Agent receives counterparts of this Amendment executed by Borrower, each Guarantor, and Required Lenders; (c) payment of the amendment fees required to be paid to consenting Lenders and Administrative Agent on the Effective Date pursuant to PARAGRAPH 2 hereof; and (d) evidence satisfactory to Administrative Agent that July Equity Proceeds of not less than $25,000,000 have been received by Borrower and the mandatory prepayments required by SECTION 2.7(B)(III) have been made. On the Business Day upon which all of the preceding conditions precedent are satisfied, this Amendment shall be affective (the "EFFECTIVE DATE").

PARAGRAPH 4. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (i) consent to the agreements in this Amendment and
(ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

PARAGRAPH 5. REPRESENTATIONS. As a material inducement to Administrative Agent and Lenders to execute and deliver this Amendment, Borrower and each Guarantor represent and warrant to such parties (with the knowledge and intent that the Lenders and Administrative Agent are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment: (a) all representations and warranties in the Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions permitted by the Loan Papers; (b) no Default or Potential Default exists; and (c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower and each Guarantor in accordance with its terms.

PARAGRAPH 6. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.


                                       8
                                                                FOURTH AMENDMENT

PARAGRAPH 7. MISCELLANEOUS.

     7.1 This Amendment is a "Loan Paper" referred to in the Credit Agreement, and the provisions of SECTION 13 of the Credit Agreement are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law, and (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     7.2 The Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of Lenders under any Loan Paper, nor constitute a waiver under any of the Loan Papers.

PARAGRAPH 8. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 9. PARTIES. This Amendment binds and inures to Borrower, Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

     The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                       9
                                                                FOURTH AMENDMENT

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                        SYGNET WIRELESS, INC. (successor by
                                        merger to Dobson/Sygnet Operating
                                        Company), as Borrower



                                        By: /s/ Richard D. Sewell, Jr.
                                            ------------------------------------
                                            Name: Richard D. Sewell, Jr.
                                            Title: Treasurer




                                        SYGNET COMMUNICATIONS, INC.,
                                        as Guarantor




                                        By: /s/ Richard D. Sewell, Jr.
                                            ------------------------------------
                                            Name: Richard D. Sewell, Jr.
                                            Title: Treasurer



                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                        BANK OF AMERICA, N.A. (successor to
                                        NationsBank, N.A., as Administrative
                                        Agent and a Lender



                                        By: /s/ Julie A. Schell
                                            ------------------------------------
                                            Name: Julie A. Schell
                                            Title: Principal




                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                 SYGNET WIRELESS, INC. (successor by merger to Dobson/Sygnet Operating Company), as Borrower

                                 By: /s/ RICHARD D. SEWELL JR.
                                    ------------------------------------------
                                    Name: Richard D. Sewell, Jr.
                                         -------------------------------------
                                    Title: Treasurer
                                          ------------------------------------


                                 SYGNET COMMUNICATIONS, INC., as Guarantor


                                 By: /s/ RICHARD D. SEWELL JR.
                                    ------------------------------------------
                                    Name: Richard D. Sewell, Jr.
                                         -------------------------------------
                                    Title: Treasurer
                                          ------------------------------------

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.

                                 BANK OF AMERICA, N.A. (successor to
                                 NationsBank, N.A., as Administrative Agent and a Lender

                                 By: /s/ JULIE A. SCHELL
                                    ------------------------------------------
                                    Name: Julie A. Schell
                                         -------------------------------------
                                    Title: Principal
                                          ------------------------------------

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   FIRST UNION NATIONAL BANK,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Harry E. Ellis
                                       ----------------------------------------
                                       Name:  HARRY E. ELLIS
                                             ----------------------------------
                                       Title: MANAGING DIRECTOR
                                              SENIOR VICE PRESIDENT
                                             ----------------------------------



                       SIGNATURE PAGE TO FOURTH AMENDMENT

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   PNC BANK, NATIONAL ASSOCIATION,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ K. Kooman
                                       ----------------------------------------
                                       Name:  Karen L. Kooman
                                             ----------------------------------
                                       Title: Assistant Vice President
                                             ----------------------------------

                       SIGNATURE PAGE TO FOURTH AMENDMENT

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   National City Bank,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Theodore M. Schmidt
                                       ----------------------------------------
                                       Name:  THEODORE M. SCHMIDT
                                             ----------------------------------
                                       Title: VICE PRESIDENT
                                             ----------------------------------

                       SIGNATURE PAGE TO FOURTH AMENDMENT

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   TORONTO DOMINION (TEXAS), INC.,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Ann S. Slanis
                                       ----------------------------------------
                                       Name:  Ann S. Slanis
                                             ----------------------------------
                                       Title: Vice President
                                             ----------------------------------


                       SIGNATURE PAGE TO FOURTH AMENDMENT

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   EATON VANCE SENIOR INCOME TRUST
                                   BY: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ SCOTT H. PAGE
                                       ----------------------------------------
                                       Name:  SCOTT H. PAGE
                                             ----------------------------------
                                       Title: Vice President
                                             ----------------------------------


                       SIGNATURE PAGE TO FOURTH AMENDMENT

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   SENIOR DEBT PORTFOLIO
                                   BY: BOSTON MANAGEMENT AND RESEARCH
                                   AS INVESTMENT ADVISOR,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ SCOTT H. PAGE
                                       ----------------------------------------
                                       Name:  SCOTT H. PAGE
                                             ----------------------------------
                                       Title: VICE PRESIDENT
                                             ----------------------------------

                       SIGNATURE PAGE TO FOURTH AMENDMENT

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   The Bank of Nova Scotia,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Paul A. Weissenberger
                                       ----------------------------------------
                                       Name:  P.A. WEISSENBERGER
                                             ----------------------------------
                                       Title: AUTHORIZED SIGNATORY
                                             ----------------------------------


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   Bank of Montreal,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Karen Klapper
                                       ----------------------------------------
                                       Name:  KAREN KLAPPER
                                             ----------------------------------
                                       Title: DIRECTOR
                                             ----------------------------------


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   Union Bank of California, N.A.,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Keith M. Wilson
                                       ----------------------------------------
                                       Name:  Keith M. Wilson
                                             ----------------------------------
                                       Title: Vice President
                                             ----------------------------------


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.




                                   As Lender:




                                   NORTH AMERICAN SENIOR FLOATING RATE FUND

                                   By: CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager


                                   By: /s/ Jonathan D. Sharkey
                                       ----------------------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal





                                   CYPRESS TREE SENIOR FLOATING RATE FUND

                                   By: CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager


                                   By: /s/ Jonathan D. Sharkey
                                       ----------------------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   MERRILL LYNCH PRIME RATE PORTFOLIO
                                   By: Merrill Lynch Investment Managers, L.P.
                                       as Investment Advisor



                                   By: /s/ Andrew C. Liggio
                                       ----------------------------------------
                                       Name:  ANDREW C. LIGGIO
                                       Title: AUTHORIZED SIGNATORY



                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   Metropolitan Life Insurance Company
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ James R. Dingler
                                       ----------------------------------------
                                       Name:  James R. Dingler
                                             ----------------------------------
                                       Title: Director
                                             ----------------------------------


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   Credit Lyonnais New York Branch,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Mark Campellone
                                       ----------------------------------------
                                       Name:  Mark Campellone
                                             ----------------------------------
                                       Title: First Vice President
                                             ----------------------------------


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.





                                   By: /s/ Andrew C. Liggio
                                       ----------------------------------------
                                                  ANDREW C. LIGGIO
                                                AUTHORIZED SIGNATORY


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                   INCOME STRATEGIES PORTFOLIO
                                   By: Merrill Lynch Investment Managers, L.P.
                                       as Investment Advisor





                                   By: /s/ Andrew C. Liggio
                                       ----------------------------------------
                                                 ANDREW C. LIGGIO
                                               AUTHORIZED SIGNATORY


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   U.S. Bank National Association,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Andrew McDonald
                                       ----------------------------------------
                                       Name:  Andrew McDonald
                                             ----------------------------------
                                       Title: Senior Vice President
                                             ----------------------------------


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   The CIT Group, Equipment Financing, Inc.,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Daniel E. A. Nichols
                                       ----------------------------------------
                                       Name:  DANIEL E. A. NICHOLS
                                             ----------------------------------
                                       Title: ASSISTANT VICE PRESIDENT
                                             ----------------------------------


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   OXFORD STRATEGIC INCOME FUND
                                   BY: EASTON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Scott H. Page
                                       ----------------------------------------
                                       Name:  SCOTT H. PAGE
                                             ----------------------------------
                                       Title: VICE PRESIDENT
                                             ----------------------------------


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   CIBC INC.,
                                   ---------------------------------------------
                                   as a Lender



                                   By: Laura Hom
                                       -----------------------------------------

                                       Name:  /s/ Laura Hom
                                              ----------------------------------

                                       Title: Executive Director
                                              CIBC World Markets Corp. As Agent
                                              ----------------------------------







                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   The Fuji Bank, Limited,
                                   ---------------------------------------------
                                   as a Lender



                                   By: Masahito Fukuda
                                       -----------------------------------------

                                       Name:  /s/ Masahito Fukuda
                                              ----------------------------------

                                       Title: Senior Vice President
                                              ----------------------------------






                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   Fremont Investment & Loan,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Kannika Viravan
                                       -----------------------------------------

                                       Name:  Kannika Viravan
                                              ----------------------------------

                                       Title: Vice President
                                              ----------------------------------







                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   VAN KAMPEN
                                   SENIOR INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Darvin D. Pierce
                                       -----------------------------------------

                                       Name:  DARVIN D. PIERCE
                                              ----------------------------------

                                       Title: VICE PRESIDENT
                                              ----------------------------------






                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   VAN KAMPEN
                                   PRIME RATE INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Darvin D. Pierce
                                       -----------------------------------------

                                       Name:  DARVIN D. PIERCE
                                              ----------------------------------

                                       Title: Vice President
                                              ----------------------------------


                                   By: -----------------------------------------

                                       Name:
                                              ----------------------------------

                                       Title:
                                              ----------------------------------








                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   SYNDICATED LOAN FUNDING TRUST,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ G. Andrew Keith
                                       -----------------------------------------

                                       Name:  G. Andrew Keith
                                              ----------------------------------

                                       Title: Authorized Signatory
                                              ----------------------------------






                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   Stein Roe Floating Rate Limited Liability
                                   Company
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Brian W. Good
                                       -----------------------------------------

                                       Name:  Brian W. Good
                                              ----------------------------------

                                       Title: Senior Vice President
                                              ----------------------------------
                                              Stein Roe & Farnham Incorporated,
                                              as Advisor to the Stein Roe
                                              Floating Rate Limited Liability
                                              Company



                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   Oak Mountain Ltd.,
                                   ---------------------------------------------
                                   as a Lender



                                   By: Alliance Capital,
                                       -----------------------------------------

                                       its Investment Advisor
                                           -------------------------------------



                                         By:  /s/ Robert Bayer
                                              ----------------------------------

                                              Name: Robert Bayer
                                              ----------------------------------
                                              Title: Vice President
                                              ----------------------------------



                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                               MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.


                                        /s/ Andrew C. Liggio
                                        ----------------------------------------
                                        ANDREW C. LIGGIO
                                        AUTHORIZED SIGNATORY

                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   Monument Capital Ltd.,
                                   ---------------------------------------------
                                   as a Lender



                                   By: Alliance Capital,
                                       -----------------------------------------

                                       its Investment Advisor
                                           -------------------------------------



                                         By:  /s/ Robert Bayer
                                              ----------------------------------

                                              Name: Robert Bayer
                                              ----------------------------------
                                              Title: Vice President
                                              ----------------------------------



                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   ELC (Cayman) Ltd. CDO Series 1999-1,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Adrienne Musgnug
                                       -----------------------------------------
                                       Name:  Adrienne Musgnug
                                              ----------------------------------
                                       Title: Director
                                              ----------------------------------


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                   ELC (Cayman) Ltd. 1999-II,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Adrienne Musgnug
                                       -----------------------------------------
                                       Name:  Adrienne Musgnug
                                              ----------------------------------
                                       Title: Director
                                              ----------------------------------


                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                           Stein Roe & Farnham CLO I Ltd.,
                           ---------------------------------------------
                           as a Lender by Stein Roe & Farnham Incorporated
                                       As Portfolio Manager


                                   By:
                                       -----------------------------------------

                                       as --------------------------------------



                                       By: /s/ Brian W. Good
                                       ----------------------------------------
                                       Name:  Brian W. Good
                                              ----------------------------------
                                       Title: Sr. Vice President &
                                              ----------------------------------
                                              Portfolio Manager
                                              ----------------------------------




                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                           ELC (Cayman) Ltd. 1999-III,
                           ---------------------------------------------
                           as a Lender

                                   By: /s/ Adrienne Musgnug
                                      -----------------------------------------

                                       Name:  Adrienne Musgnug
                                              ----------------------------------
                                       Title: Director
                                              ----------------------------------




                       Signature Page to Fourth Amendment

Signature Page to that certain Fourth Amendment dated as of the date first stated above, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, Bank of America, N.A. (successor to NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                           K2H Cypress Tree - 1 LLC,
                           ---------------------------------------------
                           as a Lender


                                       By: /s/ Peter Chin
                                       ----------------------------------------
                                       Name:  Peter Chin
                                              ----------------------------------
                                       Title: Authorized Agent
                                              ----------------------------------


                       Signature Page to Fourth Amendment